UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2009

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2009, we terminated the employment of our president and chief executive officer, Harry Stylli, Ph.D., and our senior vice president of research and development, Elizabeth Dragon, Ph.D., effective immediately. In connection with the termination of his employment, our board of directors has requested that Dr. Stylli resign as a director, which he is obligated to do under the terms of his employment agreement. On September 25, 2009, Paul Hawran informed us that he is resigning as our chief financial officer effective immediately.

Our board of directors has appointed Harry F. Hixson, Jr., Ph.D., to serve as our interim chief executive officer effective September 28, 2009. Dr. Hixson who is 71 years old has been our chairman of the board of directors since 2003. He also currently serves as the chairman of the board of directors of BrainCells, Inc., a biopharmaceutical company focused on central nervous system drug development that he co-founded, where he was chief executive officer from September 2004 until September 2005. Dr. Hixson served as chief executive officer of Elitra Pharmaceuticals, Inc., a biopharmaceutical company focused on anti-infective drug development, from February 1998 until May 2003. He joined Amgen, Inc. in 1985 and served as president and chief operating officer and as a member of its board of directors from 1988 to 1991. Prior to Amgen, Dr. Hixson held various management positions with Abbott Laboratories, including vice president of its diagnostic products business group and vice president of research and development in its diagnostics division. Dr. Hixson also is a director of Arena Pharmaceuticals, Inc., Infinity Pharmaceuticals, Inc., and Novabay Pharmaceuticals. Dr. Hixson received his Ph.D. in physical biochemistry from Purdue University and his M.B.A. from the University of Chicago. Dr. Hixson’s annual salary for service as our interim chief executive officer has been set at $475,000. The target level for Dr. Hixson’s annual bonus was set at 50% of his base salary although his bonus for 2009 has been prorated and will be paid provided he continues as chief executive officer through the end of 2009. Dr. Hixson has been added to our change in control severance benefit plan, which is more fully described in our proxy statement filed with the Securities and Exchange Commission on April 8, 2009, as a Tier I participant. Dr. Hixson has not been granted an equity award in connection with his appointment, but we anticipate that the compensation committee of our board of directors will meet to consider and approve an equity award no later than the next regularly scheduled meeting of our board of directors in October.

Our board of directors has appointed Ronald M. Lindsay, Ph.D., to serve as our interim senior vice president of research and development effective September 28, 2009. Dr. Lindsay who is 61 years old has been a director since 2003. He currently operates Milestone Consulting, a biopharmaceutical consulting firm. Dr. Lindsay served as vice president, research and development, and chief science officer of diaDexus Inc., a biotechnology company, from 2000 to January 2004. From 1997 through 2000, Dr. Lindsay served in various senior management roles with Millennium Pharmaceuticals, Inc., a biopharmaceutical company. From 1989 to 1997, Dr. Lindsay served in various roles with Regeneron Pharmaceuticals Inc., of which he was a founding scientist. He is a director of Arqule Inc., and HistoRx Inc. Dr. Lindsay received his Ph.D. in biochemistry from the University of Calgary. Dr. Lindsay’s annual salary for service as our interim senior vice president of research and development has been set at $325,000. The target level for Dr. Lindsay’s annual bonus was set at 25% of his base salary although his bonus for 2009 has been prorated and will be paid provided he continues as senior vice president of research and development through the end of 2009. Dr. Lindsay has been added to our change in control severance benefit plan as a Tier II participant. Dr. Lindsay has not been granted an equity award in connection with his appointment, but we anticipate that the compensation committee will meet to consider and approve an equity award no later than the next regularly scheduled meeting of our board of directors in October.

Our board of directors has designated Justin J. File as our principal financial and accounting officer effective September 28, 2009. Mr. File who is 39 years old has been our controller since March 2007. He was assistant controller at Applied Micro Circuits Corporation, a communications semiconductor company, from November 2005 until March 2007. Mr. File was employed by Siegfried Resources, LLC, a provider of accounting and finance professionals on a temporary basis, from January 2005 until November 2005. He was controller, manager of finance and administration and treasurer of ESI U.S. Holdings, a provider of digital simulation software for prototyping and manufacturing processes, from July 2003 until January 2005. Mr. File is a certified public accountant.

Item 8.01	Other Events.

On April 29, 2009, we announced that the expected launch of our noninvasive prenatal test for Trisomy 21 (Down syndrome) had been delayed due to the discovery of employee mishandling of test data and results and that we were no longer relying on our previously announced test data and results for that test. We also announced that our board of directors had formed a special committee of independent directors to oversee an independent investigation of the employees’ activity related to the test data and results and that the committee had engaged independent counsel to assist the committee in the conduct of the investigation.

The investigation has been completed. The independent counsel interviewed over 40 witnesses and reviewed over 300,000 documents and emails over the course of five months. Members of the committee and its independent counsel will make a presentation on the investigation to the staff of the Securities and Exchange Commission.

Based on the committee’s work and recommendations, the independent members of our board of directors have concluded that as a result of our attempted transition from researching potential molecular diagnostic tests to developing and commercializing those tests, we failed to put in place adequate protocols and controls for the conduct of studies in the Trisomy 21 program at our company. Certain employees also failed to provide adequate supervision. In the absence of such protocols, controls and supervision, the test data and results in our Trisomy 21 program included inadequately substantiated claims, inconsistencies and errors. Due to deficiencies in our disclosure controls and procedures, in a number of instances such test data and results were reported to the public in our press releases and other public statements.

At the recommendation of the committee, our board of directors has begun implementing a number of remedial measures, including:

•	new disclosure controls and procedures;

•	changes in our organizational and reporting structure;

•	enhanced training in ethics and scientific processes for our employees;

•	new procedures for the conduct of research and development and clinical studies, including increased roles and responsibilities for independent third parties;

•	new procedures for the storage and management of samples for testing; and

•	creation of a science committee of our board of directors to oversee our research and development strategy and activities.

In addition to the officer departures described in Item 5.02 of this report, we have terminated the employment of three other employees and obtained the resignation of one other officer. While each of these officers and employees has denied wrongdoing, the committee’s investigation has raised serious concerns, resulting in a loss of confidence by the independent members of our board of directors in the personnel involved.

Our board of directors has appointed our chairman of the board, Harry F. Hixson, Jr., Ph.D., to serve as our chief executive officer on an interim basis until we hire a replacement for Dr. Stylli. Our board of directors has appointed Ronald M. Lindsay, Ph.D., one of our directors, to serve as senior vice president of research and development on an interim basis until we hire a replacement for Dr. Dragon. Our controller, Justin J. File, has been designated as our principal financial and accounting officer until we hire a new chief financial officer.

We reiterate that we are no longer relying on, and the public should no longer rely on, any of our previously announced test data and results for our noninvasive prenatal test for Trisomy 21. We are unable to provide guidance at this time on the timetable for the completion of research and development or for the potential commercialization of our test. However, we continue to believe in the science underlying the test and are continuing our research and development program for this test.

The release of fetal material into maternal circulation has been validated by a number of academic laboratories and potential competitors as well as by us. We continue to believe that this fetal material, including nucleic acids, will provide important information about the genetic makeup of the fetus and that this information may become the basis for new diagnostic tests. As a pioneer in this area, we intend to pursue these important developments that may have a major impact on maternal and fetal health.

The following information is being filed for the purpose of updating our publicly disclosed description of risk factors.

Risk Factors

You should consider carefully the following risk factors, together with all of the other information included in this report. If any of such risks actually occur, our business could be materially harmed, and our financial condition and results of operations could be materially and adversely affected. The risks and uncertainties described below and in our annual report on Form 10-K for the fiscal year ended December 31, 2008 in Item 1A under “Risk Factors,” as updated in our subsequent filings with the Securities and Exchange Commission, are not the only ones facing us. Additional risks and uncertainties, not presently known to us, or that we currently see as immaterial, may also harm our business.

Uncertainty regarding our Trisomy 21 test could materially adversely affect our business, financial condition and results of operations.

We have announced that previously announced test data and results for our noninvasive prenatal test for Trisomy 21 cannot be relied on and that the launch of the test will be delayed. While we are continuing our research and development program for the test, we are unable to provide guidance on the timetable for completing this program or for the potential commercialization of the test. The launch of the test will require the completion of certain clinical development and commercialization activities, including the efforts of collaborative partners on which we rely, and the expenditure of additional cash resources. We can give no assurance that we will be able to successfully complete the clinical development of this test or that we will be able to maintain the collaborative relationships that are essential to our clinical development efforts. We also can give no assurance that we will be able to reduce our expenditures sufficiently or raise enough capital to complete clinical development or commercialization for this or any test under development. Any failure to complete clinical development or commercialization of our Trisomy 21 test could have a material adverse effect on our business, operating results or financial condition.

If we cannot attract and retain highly-skilled personnel, our business may be adversely affected.

Following the completion of the investigation by a special committee of our board of directors, a number of our senior officers and members of the research and development program for our Trisomy 21 test have left our company. We will seek to hire successors to the departing officers and pending such hires have asked two of our directors, Harry F. Hixson, Jr. and Ronald M. Lindsay, to serve our company on an interim basis as chief executive officer and senior vice president of research and development, respectively. We can give no assurance that we will be able to hire qualified replacements for the positions that we need to fill, and there may be significant costs associated with the recruiting, hiring and retention of officers and employees for the open positions. The announcement of the results of the investigation and the departure of the officers and employees are likely to have a negative effect on employee morale. If we lose additional key employees or if our management team is not able to effectively manage us through these events, our business, financial condition, and results of operations may be adversely affected.

Forward-Looking Statements

Except for the historical information contained herein, the matters set forth in this report, including statements regarding the implementation of remedial measures, our plans to develop a noninvasive prenatal test for Trisomy 21 and the science underlying such a test, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties associated with our ability to develop and commercialize new technologies and products, particularly new technologies such as noninvasive prenatal diagnostics and laboratory developed tests, our ability to attract and retain personnel, reliance upon the collaborative efforts of other parties, our ability to successfully implement the remedial measures recommended by the special committee and the effectiveness of those measures, our ability to manage our existing cash resources or raise additional cash resources, competition, intellectual property protection and intellectual property rights of others, government regulation particularly with respect to diagnostic products and laboratory developed tests, obtaining or maintaining regulatory approvals, and other risks detailed in our annual report on Form 10-K for the year ended December 31, 2008 and other documents subsequently filed with or furnished to the Securities and Exchange Commission. These forward-looking statements are based on current information that may change and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Date: September 28, 2009	By:	/S/ HARRY F. HIXSON, JR.
Harry F. Hixson, Jr.
Chairman of the Board and interim Chief Executive Officer